UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2023

CALIDI BIOTHERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40789	86-2967193
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4475 Executive Drive, Suite 200, San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

(858) 794-9600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.0001 per share	CLDI	NYSE American LLC
Warrants, each whole warrant exercisable for one share of common stock	CLDI WS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On October 25, 2023, the Company entered into an employment agreement with Andrew Jackson (“Employment Agreement”) to serve as Chief Financial Officer effective October 30, 2023 (“Effective Date”).

Employment Agreement

Pursuant to the terms of the Employment Agreement, Mr. Jackson has an annual base salary of $430,000 and is eligible to receive an annual bonus representing up to 35% of Mr. Jackson’s base salary, subject to the approval of the Board of Directors.

In addition, subject to approval by the Board of Directors, the Company agreed to grant Mr. Jackson 300,000 incentive stock option to purchase Company common stock at an exercise price equal to the fair market value per share of the Company’s common stock on the date of grant (the “Stock Options”). Vesting of Stock Options will commence on the Effective Date (“Vesting Commencement Date”) and shall have a one (1) year cliff wherein 25% shall vest upon the one (1) year anniversary of the Vesting Commencement Date, and thereafter, 1/36th of the remaining shares subject to the Stock Options shall vest on the last day of each one month period of Mr. Jackson’s service as an employee, so that all of the shares subject to the Stock Options shall be vested on the fourth (4th) anniversary of the Vesting Commencement Date.

The Employment Agreement may be terminated, in writing with at least thirty (30) days’ prior written notice, by the Company for or without Cause (as such term is defined in the Employment Agreement) or by Mr. Jackson with or without Good Reason (as such term is defined in the Employment Agreement).

If Mr. Jackson’s employment is terminated without Cause or he resigns with Good Reason, Mr. Jackson will receive the following severance benefits, including but not limited to, his fully earned but unpaid base salary; six (6) months’(“Severance Period”) pay at Mr. Jackson’s monthly base salary rate, payable in a lump sum or in instalments subject to the Company’s discretion; and additional Stock Award (as such term is defined in the Employment Agreement) acceleration under the circumstances described therein. In the event Mr. Jackson’s employment is terminated without Cause or he resigns with Good Reason following a Change in Control (as such term in defined in the Employment Agreement), the Severance Period shall be increased to 12 (twelve) months and the cash severance shall instead be paid in a lump sum. Such post-termination payments and benefits are conditioned on Mr. Jackson’s execution and non-revocation of a general release of claims in favor of the Company.

The foregoing descriptions and information regarding the Employment Agreement do not purport to be complete and is qualified in its entirety by reference to a copy of such agreement, which are filed as Exhibits 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) On October 27, 2023, the Board of Directors approved and ratified the appointment of Mr. Andrew Jackson as the Chief Financial Officer of the Company and the Compensation Committee approved and ratified the Employment Agreement with Mr. Andrew Jackson effective October 30, 2023 .

Mr. Andrew Jackson, age 54. Mr. Jackson is a financial executive with over 25 years of corporate finance experience with success in publicly traded companies and venture capital backed startups. Mr. Jackson most recently served as Chief Financial Officer of Eterna Therapeutics Inc. from May 2022 to May 2023. Prior to his position at Eterna Therapeutics, Mr. Jackson served as the Chief Financial Officer of Ra Medical Systems, Inc. from April 2018 until May 2022, and as its Interim Chief Executive Officer from August 2019 to March 2020. From October 2016 to April 2018, he was Chief Financial Officer for AltheaDx, Inc, a molecular diagnostics company specializing in precision medicine. From March 2014 to March 2016, Mr. Jackson held senior financial positions, including Chief Financial Officer, at Celladon Corporation, a publicly traded, clinical stage biotechnology company. From April 2013 to March 2014, he held senior financial positions at Sapphire Energy, an industrial biotechnology company. Mr. Jackson received a MSBA in Finance in December 2006 from San Diego State University and a BSB in Accounting in June 1992 from the University of Minnesota. He is a certified public accountant (inactive).

The information relating to the Employment Agreement in Item 1.01 is incorporated herein by reference.

There are no arrangements or understandings with any other person pursuant to which Mr. Jackson was appointed as Chief Financial Officer of the Company. There are also no family relationships between Mr. Jackson and any of the Company’s directors or executive officers. Mr. Jackson has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure.

On October 30, 2023, the Company issued a press release announcing the appointment of Mr. Andrew Jackson as the Chief Financial Officer. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information reported under Item 7.01 in this Current Report on Form 8-K, including Exhibit 99.1, is being “furnished” and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information contained herein.

Item 9.01 Financial Statements and Exhibits.

Exhibit Index

Exhibit	Exhibit Description
10.1	Employment Agreement between the Company and Mr. Andrew Jackson, dated October 25, 2023.
99.1	Press Release dated October 30, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALIDI BIOTHERAPEUTICS, INC.

Dated: October 30, 2023

	By:	/s/ Wendy Pizarro
Name: Wendy Pizarro
Title: Chief Administrative Officer and Chief Legal Officer